Parker Hannifin Corporation Quarterly Earnings Release 2nd Quarter FY 2007 January 17, 2007 Exhibit 99.2 * * * *

Slide 2
Forward-Looking Statements
Forward-Looking Statements:
Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company and individual segments may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, and growth and innovation initiatives. A change in economic conditions in individual markets may have a particularly volatile effect on segment results.
Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments or significant changes in financial condition; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism; competitive market conditions and resulting effects on sales and pricing; increases in raw-material costs that cannot be recovered in product pricing; the company’s ability to manage costs related to employee retirement and health care benefits and insurance; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation and interest rates. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

Slide 3
Non-GAAP Financial Measure
This presentation reconciles sales amounts reported in accordance with
U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions made within the prior four quarters as well as the effects
of currency exchange rates on sales. The effects of acquisitions and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

Slide 4 Discussion Agenda CEO 2 nd quarter highlights Key performance measures & outlook Questions & answers CEO closing comments

Slide 5
Second Quarter Highlights
Sales increased 16% to $2.5 billion for the
quarter
6% organic growth
Segment operating income margins
improved from 11.8% last year to 13.2%,
including the effects of acquisitions
Repurchased 2.4 million shares making it
5.0 million shares year to date

Slide 6
Financial Highlights
EPS from Continuing Operations
2
nd
Quarter and 1
st
Half
$2.27
$3.39
$1.64
$1.07
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
Q2 FY07 Q2 FY06 1st Half FY07 1st Half FY06

Slide 7 Influences on Earnings Increased volume Win Strategy Repurchased shares Lower “Other” expense Litigation Pensions Deferred gain on divestiture Thermoplastics loss in prior year

Slide 8
Financial Highlights
Sales – 2
nd
Quarter and 1
st
Half
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
Adjusted Sales 2,295 $ 6.4% 4,579 $ 7.2%
Acquisitions 138 6.4% 366 8.5%
Currency 78 3.6% 118 2.8%
$
As reported 2,511 16.4% 2,158 $ 5,063 $ 18.5% 4,271 $
2nd Quarter First Half

Slide 9 Influences on Sales Continued end market strength Industrial International Aerospace Emerging markets Acquisitions

Slide 10
Segment Reporting
Industrial North America
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
Adjusted Sales 939 $   1.0% 1,896 $ 2.0%
Acquisitions 20 2.2% 61 3.3%
Currency 1 0.0% 3 0.2%
As reported 960 $   3.2% 930 $   1,960 $ 5.5% 1,859 $
Operating Margin
As reported 134 $   130 $   287 $   267 $
% of Sales 14.0% 14.0% 14.6% 14.4%
First Half 2nd Quarter

Slide 11
Segment Reporting
Industrial International
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
Adjusted Sales 758 $   12.1% 1,448 $ 11.6%
Acquisitions
96
14.1% 252 19.4%
Currency 68 10.1% 100 7.7%
As reported 922 $   36.3% 677 $   1,800 $ 38.7% 1,297 $
Operating Margin
As reported 122 $   68 $      249 $   149 $
% of Sales 13.2% 10.1% 13.9% 11.4%
2nd Quarter First Half

Slide 12
Segment Reporting
Aerospace
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
Adjusted Sales 394 $   14.0% 789 $   13.7%
Acquisitions 4 1.2% 9 1.3%
Currency 4 1.2% 6 0.9%
As reported
402 $
16.4% 345 $
804 $
15.9% 694 $
Operating Margin
As reported 68 $      47 $      136 $   102 $
% of Sales 16.9% 13.7% 17.0% 14.7%
2nd Quarter First Half

Slide 13
Segment Reporting
Climate & Industrial Controls
Dollars in millions
FY2007
%
Change
FY2006 FY2007
%
Change
FY2006
Sales
Adjusted Sales 204 $   (0.7)% 445 $   5.8%
Acquisitions 18 8.7% 45 10.7%
Currency 5 2.4% 8 1.9%
As reported
227 $
10.4% 206 $
498 $
18.4% 421 $
Operating Margin
As reported 7 $        10 $      38 $      29 $
% of Sales 3.1% 4.8% 7.6% 6.8%
2nd Quarter First Half

Slide 14
Parker New Order rates
Excludes Acquisitions & Currency
Year over year comparisons
Aerospace is calculated using a 12-month moving average
FY07 FY06 FY05
Total Parker 6% +    14% + --
Industrial North America 2% -     13% + 4% +
Industrial International 17% + 14% + 15% +
Aerospace 10% + 13% + 25% +
Climate & Industrial Controls 1% -     20% + 4% +
December

Slide 15 Balance Sheet Summary Cash Working capital Inventory Accounts receivable

Operating Cash Flow
% to Sales
FY 99
FY 00
FY 01
FY 02
FY 03
FY 04
FY 05
FY 06
anything Possible. Parker

Slide 16
Strong Cash Flow –
Cash From Operations FY 07 YTD - $308
$111 pension contribution
Dollars in millions
459
538
529
631
662
854
558
955
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
4.0%
6.0%
8.0%
10.0%
12.0%

Slide 17
Financial Leverage
Debt to Debt Equity
25.9%
16.0%
18.0%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
36.0%
38.0%
FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 YTD
Not to exceed 37% over the cycle

Slide 18
FY 2007 Earnings Outlook Assumptions
Segment Sales & Operating Income
  FY 2007 Sales change versus FY 2006
  Industrial North America
.4%   --  .8%
  Industrial International
28.1%   --  28.5%
  Aerospace
9.4%   --  9.8%
  Climate & Industrial Controls
3.8%   --  4.2%
  FY 2007 Operating margin percentages
  Industrial North America
14.8%   --  15.2%
  Industrial International
13.3%   --  13.7%
  Aerospace
15.2%   --  15.6%
  Climate & Industrial Controls
7.1%   --  7.5%

Slide 19
FY 2007  Earnings Outlook Assumptions
below Operating Margin
Corporate Admin +  5 % to + 12 % vs. FY 2006
Interest Expense +  4 % to + 10 % vs. FY 2006
Other Exp. (Income)  - 27 % to - 20 % vs. FY 2006
Tax Rate 29%

Slide 20 Earnings Outlook – FY07 Low High EPS from continuing operations 6.35 $ 6.75 $

Slide 21 Questions & Answers...

Appendix Income Statements 2 nd Quarter FY2007 1 st Half FY2007 * * * * * * * * * * * * * * * * * * * * * * * * * * *

Slide 23
Income Statement – 2
nd
Quarter
Dollars in millions
% of Sales % of Sales
Net Sales
2,511.2 $ 100.0% 2,157.5 $ 100.0%
Cost of sales 1,938.0 77.2% 1,705.7 79.1%
Gross profit 573.2 22.8% 451.8 20.9%
S, G & A 292.9 11.7% 245.8 11.4%
Interest expense 22.3 .9% 19.6 .9%
Other (income) expense (6.8) (.3)% 10.9 .5%
Income from cont'g operations before taxes 264.8 10.5% 175.5 8.1%
Income taxes 71.8 2.8% 46.5 2.1%
Income from cont'g operations 193.0 7.7% 129.0 6.0%
Discontinued operations
Net income
193.0 $    7.7% 129.0 $   6.0%
FY 2007 FY 2006

Slide 24
Income Statement – 1
st
Half
Dollars in millions
% of Sales % of Sales
Net Sales
5,062.7 $ 100.0% 4,271.1 $ 100.0%
Cost of sales 3,885.4     76.7% 3,361.4    78.7%
Gross profit 1,177.3     23.3% 909.7        21.3%
S, G & A 584.9        11.6% 482.9        11.3%
Interest expense 39.4          .8% 36.0          .8%
Other (income) expense (13.4)         (.3)% 11.2          .3%
Income from cont'g operations before taxes 566.4        11.2% 379.6        8.9%
Income taxes 162.8        3.2% 106.7        2.5%
Income from cont'g operations 403.6        8.0% 272.9        6.4%
  Discontinued operations 28.9          .7%
Net income
403.6 $     8.0% 301.8 $    7.1%
FY 2007 FY 2006